Trade Receivable, Net	12 Months Ended
Dec. 31, 2025
Trade and other current receivables [abstract]
Trade Receivable, Net	Trade Receivables, Net

	2025	2024
Trade receivables	Ps. 17,953	Ps. 15,912
The Coca-Cola Company (related party) (See Note 13)	1,219	491
FEMSA and subsidiaries (related parties) (See Note 13)	1,035	867
Loans to employees	51	85
Other sundry accounts receivable (1)	2,603	2,134
Allowance for expected credit losses	(715)	(869)
Total	Ps. 22,146	Ps. 18,620
(1) As of December 31, 2025 and 2024, the outstanding insurance recovery balances amounted to Ps. 1,166 and Ps. 334 respectively.

5.1 Trade receivables
Trade receivable representing rights arising from sales and loans to employees or any other similar concept, are presented on the consolidated statement of financial position net of discounts and the allowance for expected credit losses.
Coca-Cola FEMSA has accounts receivable from The Coca-Cola Company primarily arising from the latter’s participation in advertising and promotional programs.
As of December 31, 2025, the Company does not have any individual customer or group of customers that represents more than 10% of total revenues.
Because less than 1.9% of the trade receivables is unrecoverable, the Company does not have any customers classified as “high risk” which would be eligible to have special management conditions for the credit risk. As of December 31, 2025 and 2024, the Company does not have a representative group of customers directly related to the expected credit loss.
The allowance for expected credit losses is calculated with an expected losses model that recognizes the impairment losses through all the contract life. Because they are generally short-term trade receivables, the Company defined a model with a simplified expected loss focus through a parametric model. The parameters used in the model are:
•Breach probability;
•Losses severity;
•Financing rate;
•Special recovery rate; and
•Breach exposure.

In determining the recoverability of trade receivables, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.
The carrying value of trade receivables approximates its fair value as of December 31, 2025 and 2024.
The Company recognizes an allowance for expected credit losses at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar credit loss patterns.

5.2 Changes in the allowance for expected credit losses
For the years ended as of December 31, 2025, 2024 and 2023, changes in allowance for expected credit losses are comprised of the following:

	2025	2024	2023
Balance at the beginning of the year	Ps. 869	Ps. 577	Ps. 538
Allowance for the year	84	117	29
Charges and write-offs of uncollectible accounts	(229)	170	23
Effects of changes in foreign exchange rates	(9)	5	(13)
Balance at the end of the year	Ps. 715	Ps. 869	Ps. 577

5.3 Payments from The Coca-Cola Company:
The Coca-Cola Company participates in certain marketing and promotional programs through contributions that are recognized as a reduction of selling expenses. For the years ended December 31, 2025, 2024 and 2023 contributions received were Ps. 2,721, Ps. 2,012, and Ps. 2,450, respectively.